                                   EXHIBIT 32

                                  CERTIFICATION
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the "Company"), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated: August 9, 2004                       /s/ Sharon Patrick
                                                     ---------------------------
                                                     Sharon Patrick
                                                     President & Chief
                                                     Executive Officer

         Dated: August 9, 2004                       /s/ James Follo
                                                     ---------------------------
                                                     James Follo
                                                     Chief Financial and
                                                     Administrative Officer